Exhibit 10.50

CONSENT AGREEMENT

(COMM 2003-FL9; Loan No. 010209703)

THIS CONSENT AGREEMENT (the “Agreement”) is executed and entered into as of this,                      2004, by and among LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE BENEFIT OF THE HOLDERS OF COMM 2003 FL-9 COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES, having an address at c/o Midland Loan Services, Inc., CMBS Surveillance Dept., 10851 Mastin, Suite 700, Bldg. 82, Overland Park, Kansas 66210 Re: COMM 2003-FL9; Loan No. 010209703 (“Lender”) and GLOBAL MARSH PROPERTY OWNER, L.P., a Texas limited partnership, having an address at c/o GI Partners, 2730 Sand Hill Road, Suite 280, Menlo Park, California 94025 Attn: Mr. Richard Magnuson and Mr. Michael Foust (“Borrower”). The term “Effective Date” as used in this Agreement shall mean the date upon which this Agreement has been signed and delivered by both Lender and Borrower.

RECITALS

A. On August 18, 2003, German American Capital Corporation, a Maryland corporation (“Original Lender”) made a loan (“Loan”) in the original principal amount of $43,000,000.00 to Borrower pursuant to the terms of a Loan and Security Agreement (“Loan Agreement”) dated as of August 18, 2003, between Original Lender and Borrower.

B. Lender is the current owner and holder of the Loan, the Loan Agreement, the other Loan Documents described on Exhibit A attached hereto and any other Loan Documents described in the Loan Agreement evidencing and/or securing the Loan (collectively, the “Loan Documents”). The Loan is secured by, among other things, the Properties (the “Properties”) described in the Loan Agreement and encumbered by the Security Instrument described on Exhibit A.

C. In connection with the proposed initial public offering (the “IPO”) of the shares in Digital Realty Trust, Inc., a Maryland real estate investment trust (the “REIT”) and the sole general partner of the Operating Partnership (as defined below), Global Innovation Partners, LLC (“GIP”) desires to transfer (“Transfer”) all of its membership interests (the “Global Member Interests”) in Global Marsh Member, LLC, a Delaware limited liability company, the sole member (“Global Marsh Member”) of Global Marsh Limited Partner, LLC, a Delaware limited liability company, the 99.5% limited partner of Borrower (“Borrower LP”) and the sole member of Global Marsh General Partner, LLC, a Delaware limited liability company, the 0.5% general partner of Borrower (“Borrower GP”), to Digital Realty Trust, L.P., a Maryland limited partnership (the “Operating Partnership”).

D. The Loan Documents prohibit the Transfer without first obtaining Lender’s written consent; and

E. Lender has agreed to consent to the Transfer subject to the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE 1

BORROWER ACKNOWLEDGMENTS, WARRANTIES,

REPRESENTATIONS AND COVENANTS

As a material inducement to Lender to enter into this Agreement and to consent to the Transfer, Borrower (prior to the consummation of the Transfer) acknowledges, represents, warrants, covenants and agrees to and with Lender as follows:

1.1 Authority of Borrower Prior to Transfer. Prior to the Transfer:

(a) Borrower is a duly organized, validly existing limited partnership in good standing under the laws of the State of Texas and is duly authorized to transact business in the State of California. Borrower GP is the sole General Partner and Borrower LP is the sole limited partner of Borrower. Borrower GP, acting alone without the joinder of any other partner of Borrower or any other party, has the power and authority to execute this Agreement on behalf of and to duly bind Borrower under this Agreement. The execution and delivery of, and performance under, this Agreement by Borrower has been duly and properly authorized pursuant to all requisite limited partnership action and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Borrower or the certificate of limited partnership or the limited partnership agreement or any other organizational document of Borrower or (ii) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which Borrower is a party or by which any of the Properties may be bound or affected

(b) Borrower GP is a duly organized, validly existing limited liability company in good standing under the laws of the State of Delaware and is duly authorized to transact business in the States of Texas and California. Global Marsh Member is the sole member of Borrower GP. Global Marsh Member, acting alone without the joinder of any other party, has the power and authority to execute this Agreement on behalf of and to duly bind Borrower GP under this Agreement. The execution and delivery of, and performance under, this Agreement by Borrower GP on behalf of Borrower has been duly and properly authorized pursuant to all requisite limited liability company action and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Borrower GP or the certificate of formation, the limited liability company agreement or any other organizational document of Borrower GP or (ii) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which Borrower GP is a party or by which any of the Properties may be bound or affected.

(c) Global Marsh Member is a duly organized, validly existing limited liability company in good standing under the laws of the State of Delaware and is duly authorized to transact business in the States of Texas and California. GIP is the sole member of Global Marsh Member. GIP, acting alone without the joinder of any other party, has the power and authority to execute this Agreement on behalf of and to duly bind Global Marsh Member under this Agreement. The execution and delivery of, and performance under, this Agreement by Global Marsh Member has been duly and properly authorized pursuant to all requisite limited liability company action and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Global Marsh Member or the certificate of incorporation, the operating agreement or any other organizational document of Global Marsh Member or (ii) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which Global Marsh Member is a party or by which any of the Properties may be bound or affected.

(d) GIP is a duly organized, validly existing limited liability company in good standing under the laws of the State of Delaware and is duly authorized to transact business in the States of Texas and California. Global Innovation Manager, LLC, a Delaware limited liability company (“Manager”) is the Manager of GIP. Manager, acting alone without the joinder of any other party, has the power and authority to execute this Agreement on behalf of and to duly bind GIP under this Agreement. The execution and delivery of, and performance under, this Agreement by GIP has been duly and properly authorized pursuant to all requisite limited liability company action and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to GIP or the certificate of formation, the limited liability company agreement or any other organizational document of GIP or (ii) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which GIP is a party or by which any of the Properties may be bound or affected.

(e) Manager is a duly organized, validly existing limited liability company in good standing under the laws of the State of Delaware and is qualified to do business in the States of Texas and California. Richard Magnuson and Michael Foust are authorized signatories (each, an “GIP Authorized Person”) for Manager. Either GIP Authorized Person, acting alone without the joinder of the other or of any other party, has the power and authority to execute this Agreement on behalf of and to duly bind Manager under this Agreement. The execution and delivery of, and performance under, this Agreement by Manager has been duly and properly authorized pursuant to all requisite limited liability company action and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Manager or the certificate of formation, the limited liability company agreement or any other organizational document of Manager or (ii) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which Manager is a party or by which any of the Properties may be bound or affected.

(f) The organizational documents of Borrower, Borrower GP, Global Marsh Member, GIP and Manager (collectively, “GIP Borrower Parties”) have not been modified (other than to reflect the Transfers) since loan origination.

1.2 Loan Documents. The Loan Documents to which Borrower and/or GIP is a party constitute the valid and legally binding obligations of Borrower and GIP, enforceable against Borrower, GIP and the Properties in accordance with their terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the rights of creditors generally or general principles of equity. The Security Instrument is a valid first lien on the Properties for the full unpaid principal amount of the Loan and all other amounts stated in the Loan Documents. Borrower and GIP have no defenses, setoffs, claims, counterclaims or rights of defense, rights of setoff or counterclaim, whether legal, equitable or otherwise, to the obligations evidenced by or set forth in the Loan Agreement, the Note (as defined in Exhibit A), the Security Instrument or any of the other Loan Documents or causes of action of any kind or nature whatsoever against Lender or any of Lender’s officers, directors, servicers or predecessors in interest (collectively, “Lender Parties”) with respect to (i) the Loan, (ii) any of the Loan Documents to which Borrower is a party, (iii) the Debt (as such term is defined in the Loan Agreement), (iv) any other documents or instruments now or previously evidencing, securing or in any way relating to the Loan, (v) the administration or funding of the Loan or (vi) the development, operation or financing of the Properties.

1.3 Affirmation of Obligations of Borrower. Borrower hereby affirms the existence and the validity of its and GIP’s respective obligations, as applicable, and the other provisions in the Loan Agreement, the Note, the Security Instrument and the other Loan Documents in accordance with their respective terms and conditions. Borrower further confirms that the Transfer shall not affect its or GIP’s obligations to, and Borrower agrees to continue, notwithstanding the Transfer, to abide by and be bound by all of the terms of the Loan Documents to which it is a party, including but not limited to, the representations, warranties, covenants, assurances and indemnifications in the respective agreements to which it is a party.

1.4 No Default. To the best of Borrower’s knowledge, there currently exist no Defaults nor Events of Default (as such terms are defined in the Loan Agreement) under the Loan Documents.

1.5 Liens. There are no: (a) subordinate liens of any kind covering or relating to the Properties and Borrower has not received written notice, and has no actual knowledge of, any mechanics’ liens or liens for unpaid taxes or assessments encumbering any of the Properties other than those not yet due and payable, nor has notice of a lien or notice of intent to file a lien been received by Borrower, or (b) pending or, to the best of knowledge of Borrower, threatened (in writing) condemnation proceedings or annexation proceedings affecting any of the Properties, nor any agreements to convey any portion of any of the Properties, or any rights thereto to any person or entity, including, without limitation, any government or governmental agency.

1.6 Financial Statements. The financial information regarding Borrower and the Properties, including, but not limited to the rent roll for each of the Properties (collectively, the “Rent Rolls”) supplied by, or on behalf of, Borrower in connection with Borrower’s request for Lender consent to the Transfer (collectively, the “Financial Information”) were, in all material respects, true and correct on the dates they were supplied to Lender, and since such date no material adverse change in the financial condition of Borrower or the Properties has occurred, and there is no pending or, to the best knowledge of Borrower, threatened litigation or proceedings of any kind which might materially impair the business or financial condition of Borrower or the Properties. Borrower acknowledges that the Financial Information has been provided to Lender to induce Lender to consent to the Transfer and enter into this Agreement and is being relied upon by Lender for such purposes.

1.7 Legal Proceedings. There is no action, proceeding or investigation pending or, to the best knowledge of Borrower, threatened in writing which questions, directly or indirectly, the validity or enforceability of this Agreement or any of the Loan Documents applicable to Borrower, or any action taken or to be taken pursuant hereto or thereto, or which might result in any material adverse change in the condition (financial or otherwise) or business of Borrower.

1.8 Acknowledgement of Indebtedness. Borrower confirms that, and by its execution hereof, Lender confirms that to Lender’s actual knowledge, as of date hereof, the outstanding principal balance of the Note is $43,000,000.00. Borrower acknowledges and agrees that the Loan, as evidenced and secured by the Loan Documents and described above, is a valid and existing indebtedness payable by Borrower to Lender. Lender further confirms that to its actual knowledge, it has not issued any written notices of default to Borrower which have not been cured.

1.9 Rent Rolls. The Rent Rolls contain true, complete and accurate summaries, in all material respects, of all tenant leases affecting each of the Properties (“Leases”) as of the date of each Rent Roll.

1.10 Leases. The Leases are the only leases affecting the Properties and are currently in full force and effect, and unless otherwise indicated on the Rent Rolls, are unmodified. Borrower has not been notified in writing and has no actual knowledge of any landlord default in any material respect under any of the Leases. The rents under the Leases shown on the Rent Roll are true and correct. Borrower has not received any prepaid rents for more than one month in advance or given any concessions for free or reduced rent under the Leases, except as provided in the Leases. All tenants at the Properties are currently in possession of their leased premises, and, to the best of Borrower’s knowledge, operating businesses therefrom.

1.11 Bankruptcy. None of GIP Borrower Parties has any intent to (a) file any voluntary petition under any Chapter of the Bankruptcy Code, Title 11, U.S.C.A. (“Bankruptcy Code”), or in any manner to seek any proceeding for relief, protection, reorganization, liquidation, dissolution or similar relief for debtors (“Debtor Proceeding”) under any local, state, federal or other insolvency law or laws providing relief for debtors or (b) directly or indirectly to intentionally cause any involuntary petition under any Chapter of the Bankruptcy Code to be filed against any of GIP Borrower Parties, or (c) directly or indirectly to intentionally cause any of the Properties or any portion or any interest of Borrower in any of the Properties to become the property of any bankrupt estate or the subject of any Debtor Proceeding.

1.12 Single Purpose Entity Status. None of the representations set forth in Section 4.1.29 of the Loan Agreement are untrue or incorrect in any material respect.

1.13 No Modification. After the Transfer, all of the terms, covenants and conditions of the Loan Documents shall continue in full force and effect unmodified. The Transfer will not cause any breach or default of any of the terms, conditions, covenants, agreements or any of the other provisions of the Loan Documents. Except as set forth in this Agreement, the execution and delivery of this Agreement or the consummation of the Transfer shall not, in any way, release, diminish, waive, lessen or compromise Borrower’s or GIP’s obligations to Lender under the Loan Documents.

1.14 Reaffirmations and Release. Borrower and GIP reaffirm, affirm and confirm, to the best of their knowledge, the truth and accuracy of all representations and warranties set forth in the Loan Documents as if made on the date hereof. Borrower acknowledges and agrees that nothing contained in this Agreement, nor the Transfer, shall release Borrower from any of its obligations, agreements duties and liabilities under the Loan Documents (the “Guaranteed Obligations”); provided, however, by its execution hereof, Lender hereby agrees that, upon the consummation of the IPO, GIP shall be deemed to have been released from its obligations under the Guaranty (as defined in Exhibit A attached hereto) and the Environmental Indemnity (as defined in Exhibit A attached hereto) pursuant to the terms of the Joinder of GIP attached hereto.

1.15 Assets of Borrower. The only assets of Borrower are the Properties and cash or cash equivalents and incidental personal property necessary for the operation of the Properties.

1.16 Same Indebtedness; Priority of Liens Not Affected. This Agreement and the execution of other documents contemplated hereby do not constitute the creation of a new debt or the extinguishment of the debt evidenced by the Loan Documents, nor will they in any way affect or impair the liens and security interests created by the Loan Documents. Borrower agrees that the lien and security interests created by the Security Instrument continue to be in full force and effect, unaffected and unimpaired by this Agreement and that said liens and security interests shall so continue in their perfection and priority until the Debt is fully discharged.

1.17 Consents. GIP Borrower Parties have obtained, and provided Lender true and correct copies of, all consents to the Transfer required to be obtained by any of GIP Borrower Parties under any applicable agreement, instrument document, law, rule, or regulation, including, the consent of the Mezzanine Lender under the Mezzanine Loan Documents (as such terms are defined in the Loan Agreement).

1.18 Release and Covenant Not To Sue. Borrower on behalf of itself and the other GIP Borrower Parties, on behalf of itself and each of its successors and assigns and each of the successors and assigns of the other GIP Borrower Parties, remises, releases, acquits, satisfies and forever discharges Lender Parties from any and all manner of debts, accountings, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, liabilities, obligations, expenses, damages, judgments, executions, actions, inactions, claims, demands and causes of action of any nature whatsoever, at law or in equity, known or unknown, either now accrued or subsequently maturing, which Borrower or any of the other GIP Borrower Parties now have or hereafter can, shall or may have by reason of any matter, cause or thing, from the beginning of the world to and including the date of this Agreement, arising out of or relating to (a) the Loan, including, but not limited to, its administration or funding, (b) the Loan Documents, (c) the Debt, (d) any other agreement or transaction between any of GIP Borrower Parties and any of Lender Parties, and (e) the Properties or their development, financing and operation, but excluding any claims or causes of action resulting from or in connection with this Agreement. Borrower on behalf of itself and the other GIP Borrower Parties, on behalf of itself and each of its successors and assigns and each of the successors and assigns of the other GIP Borrower

Parties, covenants and agrees never to institute or cause to be instituted or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against any of Lender Parties by reason of or in connection with any of the foregoing matters, claims or causes of action, but excluding any claims or causes of action resulting from or in connection with this Agreement.

1.19 Transfer Documents. Other than those documents listed on Exhibit C attached hereto (the “Transfer Documents”), no other documents, instruments, certificates or opinions were executed and/or delivered by Borrower or by any of the other GIP Borrower Parties in connection with the Transfer and related to the Properties.

1.20 Further Assurances. Borrower shall execute and deliver to Lender such agreements, instruments, documents, financing statements and other writings as may be reasonably requested from time to time by Lender to consummate the transactions contemplated by this Agreement.

ARTICLE 2

BORROWER ACKNOWLEDGMENTS, WARRANTIES,

REPRESENTATIONS AND COVENANTS

As a material inducement to Lender to enter into this Agreement and to consent to the Transfer, Borrower (after the consummation of the Transfer) acknowledges, represents, warrants, covenants and agrees to and with Lender as follows:

2.1 Authority of Borrower Simultaneously With and After the Transfer. Simultaneously with and after the Transfer:

(a) Borrower is a duly organized, validly existing limited partnership in good standing under the laws of the State of Texas and is duly authorized to transact business in the State of California. Borrower GP is the sole General Partner and Borrower LP is the sole limited partner of Borrower. Borrower GP, acting alone without the joinder of any other partner of Borrower or any other party, has the power and authority to execute this Agreement on behalf of and to duly bind Borrower under this Agreement. The execution and delivery of, and performance under, this Agreement by Borrower has been duly and properly authorized pursuant to all requisite limited partnership action and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Borrower or the certificate of limited partnership or the limited partnership agreement or any other organizational document of Borrower or (ii) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which Borrower is a party or by which any of the Properties may be bound or affected

(b) Borrower GP is a duly organized, validly existing limited liability company in good standing under the laws of the State of Delaware and is qualified to do business in the States of Texas and California. Global Marsh Member is the sole member of Borrower GP. Global Marsh Member, acting alone without the joinder of any other party, has the power and authority to execute this Agreement on behalf of and to duly bind Borrower GP under this Agreement. The execution and delivery of, and performance under, this Agreement by Borrower

GP on behalf of Borrower has been duly and properly authorized pursuant to all requisite limited liability company action and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Borrower GP or the certificate of formation, the limited liability company agreement or any other organizational document of Borrower GP or (ii) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which Borrower GP is a party or by which any of the Properties may be bound or affected.

(c) Global Marsh Member is a duly organized, validly existing limited liability company in good standing under the laws of the State of Delaware and is qualified to do business in the States of Texas and California. The Operating Partnership is the sole member of Global Marsh Member. The Operating Partnership, acting alone without the joinder of any other party, has the power and authority to execute this Agreement on behalf of and to duly bind Global Marsh Member under this Agreement. The execution and delivery of, and performance under, this Agreement by Global Marsh Member has been duly and properly authorized pursuant to all requisite limited liability company action and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Global Marsh Member or the certificate of incorporation, the operating agreement or any other organizational document of Global Marsh Member or (ii) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which Global Marsh Member is a party or by which any of the Properties may be bound or affected.

(d) The Operating Partnership is a duly organized, validly existing limited partnership in good standing under the laws of the State of Maryland and is not required to become qualified to transact business in the States of Texas and California. The REIT is the sole general partner of the Operating Partnership. The REIT, acting alone without the joinder of any other party, has the power and authority to execute this Agreement on behalf of and to duly bind the Operating Partnership under this Agreement. The execution and delivery of, and performance under, this Agreement by the Operating Partnership has been duly and properly authorized pursuant to all requisite limited liability company action and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to the Operating Partnership or the certificate of limited partnership, the limited partnership agreement or any other organizational document of the Operating Partnership or (ii) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which the Operating Partnership is a party or by which any of the Properties may be bound or affected.

(e) The REIT is a duly organized, validly existing real estate investment trust in good standing under the laws of the State of Maryland and is not required to become qualified to transact business in the States of Texas and California. Richard Magnuson and Michael Foust are authorized signatories (each, a “REIT Authorized Person”) for the REIT. Either REIT Authorized Person, acting alone without the joinder of the other or of any other party, has the power and authority to execute this Agreement on behalf of and to duly bind the REIT under this Agreement. The execution and delivery of, and performance under, this Agreement by the REIT has been duly and properly authorized pursuant to all trust action and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to the REIT or the certificate of trust, the trust agreement or any other organizational document of the REIT or (ii) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which the REIT is a party or by which any of the Properties may be bound or affected.

2.2 Loan Documents. The Loan Documents to which Borrower is a party constitute the valid and legally binding obligations of Borrower, enforceable against Borrower and the Properties in accordance with their terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the rights of creditors generally or general principles of equity. The Security Instrument is a valid first lien on the Properties for the full unpaid principal amount of the Loan and all other amounts stated in the Loan Documents. Borrower has no defenses, setoffs, claims, counterclaims or rights of defense, rights of setoff or counterclaim, whether legal, equitable or otherwise, to the obligations evidenced by or set forth in the Loan Agreement, the Note (as defined in Exhibit A), the Security Instrument or any of the other Loan Documents or causes of action of any kind or nature whatsoever against any of Lender Parties with respect to (i) the Loan, (ii) any of the Loan Documents to which Borrower is a party, (iii) the Debt (as such term is defined in the Loan Agreement), (iv) any other documents or instruments now or previously evidencing, securing or in any way relating to the Loan, (v) the administration or funding of the Loan or (vi) the development, operation or financing of the Properties.

2.3 Affirmation of Obligations of Borrower. Borrower hereby affirms the existence and the validity of its obligations and the other provisions in the Loan Agreement, the Note, the Security Instrument and the other Loan Documents in accordance with their respective terms and conditions. Borrower further confirms that the Transfer shall not affect its obligations under, and Borrower agrees to continue to abide by and be bound by all of the terms of, the Loan Documents to which it is a party, including but not limited to, the representations, warranties, covenants, assurances and indemnifications therein, except to the extent such representations, warranties, covenants, assurances and indemnifications are affected by the Transfer. Borrower further agrees to pay, perform, and discharge each and every obligation of payment and performance under, pursuant to and as set forth in the Note, the Security Instrument and the other Loan Documents at the time, in the manner and otherwise in all respects as therein provided.

2.4 No Default. To the best of Borrower’s knowledge, there currently exist no Defaults nor Event of Default under the Loan Documents.

2.5 Financial Statements. The financial information regarding the Operating Partnership and the REIT supplied by or on behalf of Borrower in connection with Borrower’s request for Lender consent to the Transfer (collectively, the “REIT Financial Information”) was, in all material respects, true and correct on the dates they were supplied to Lender, and since such date no material adverse change in the financial condition of the Operating Partnership or the REIT has occurred, and there is no pending or, to the best knowledge of the Operating Partnership and the REIT, threatened litigation or proceedings of any kind which might materially impair the business or financial condition of the Operating Partnership or the REIT. The Operating Partnership and the REIT acknowledge that the REIT Financial Information has been provided to Lender to induce Lender to consent to the Transfer and enter into this Agreement and is being relied upon by Lender for such purposes.

2.6 Legal Proceedings. There is no action, proceeding or investigation pending or, to the best knowledge of the Operating Partnership and the REIT, threatened in writing which questions, directly or indirectly, the validity or enforceability of this Agreement or any of the Loan Documents, or any action taken or to be taken pursuant hereto or thereto, or which might result in any material adverse change in the condition (financial or otherwise) or business of the Operating Partnership or the REIT.

2.7 Bankruptcy. None of the Operating Partnership, the REIT nor any REIT Authorized Person (collectively, the “REIT Borrower Parties”) has any intent to (a) file any voluntary petition under any Chapter of the Bankruptcy Code, Title 11, U.S.C.A. (“Bankruptcy Code”), or in any manner to seek any proceeding for relief, protection, reorganization, liquidation, dissolution or similar relief for debtors under any local, state, federal or other insolvency law or laws providing relief for debtors or (b) directly or indirectly to intentionally cause any involuntary petition under any Chapter of the Bankruptcy Code to be filed against any of the REIT Borrower Parties, or (c) directly or indirectly to intentionally cause any of the Properties or any portion or any interest of Borrower in any of the Properties to become the property of any bankrupt estate or the subject of any Debtor Proceeding.

2.8 Single Purpose Entity Status. The Transfer will not affect any of the REIT Borrower Parties status as a Special Purpose Entity or cause any of the representations set forth in Section 4.1.29 of the Loan Agreement to be untrue or incorrect in any material respect.

2.9 Bankruptcy Proceedings. None of the REIT Borrower Parties has been a party to any Debtor Proceeding within seven (7) years prior to the date of this Agreement.

2.10 Defaults on Other Indebtedness. None of the REIT Borrower Parties has materially defaulted under its or their obligations with respect to any other indebtedness for which a lender was required to enforce its remedies.

2.11 Non-Consolidation Opinion. All of the assumptions in that certain non-consolidation opinion letter dated as of the date hereof by Paul, Hastings, Janofsky & Walker LLP in connection with the Transfer (the “Transfer Non-Consolidation Opinion”) are true and correct in all material respects. From and after the date hereof, the Transfer Non-Consolidation Opinion shall be deemed an Additional Non-Consolidation Opinion as such term is defined in the Loan Agreement.

2.12 No Modification. After the Transfer, all of the terms, covenants and conditions of the Loan Documents shall continue in full force and effect unmodified. Except as set forth in this Agreement, the execution and delivery of this Agreement or the consummation of the Transfer shall not, in any way, release, diminish, waive, lessen or compromise Borrower’s obligations to Lender under the Loan Documents.

2.13 Reaffirmations. Borrower acknowledges and agrees that nothing contained in this Agreement, nor the Transfer, shall release Borrower from any of its obligations, agreements duties and liabilities under the Loan Documents nor make any of the representations and warranties contained in the Loan Documents, including, but not limited to, those in Article 4 of the Loan Agreement untrue or incorrect in any material respect.

2.14 Property Management. There are no other property management agreements (the “Existing Management Agreements”) affecting any of the Properties other than the property management agreements described in the Manager Consents (as such term is defined in Exhibit A attached hereto). Immediately following the Transfer, the Existing Management Agreements shall remain unmodified and in full force and effect.

2.15 Assets of Borrower. The only assets of Borrower are and will continue to be throughout the term of the Loan the Properties (unless released pursuant to the terms of the Loan Documents) and cash or cash equivalents and incidental personal property necessary for the operation of the Properties.

2.16 Transfer Documents. Other than the Transfer Documents, no other documents, instruments, certificates or opinions were executed and/or delivered by Borrower (after consummation of the Transfer) or by any of the other REIT Borrower Parties related to the Properties and in connection with the Transfer.

2.17 No Financing of Transfer. The Operating Partnership is not obtaining financing to purchase any of the indirect interests of GIP in Borrower, or pledging any of its interests in any REIT Borrower Party to any party in connection with the Transfer. No third Person (as such term is defined in the Loan Agreement) has the right to take over control, directly or indirectly, of Borrower from the Operating Partnership.

2.18 Same Indebtedness; Priority of Liens Not Affected. This Agreement and the execution of other documents contemplated hereby do not constitute the creation of a new debt or the extinguishment of the debt evidenced by the Loan Documents, nor will they in any way affect or impair the liens and security interests created by the Loan Documents. Borrower agrees that the lien and security interests created by the Security Instrument continue to be in full force and effect, unaffected and unimpaired by this Agreement and that said liens and security interests shall so continue in their perfection and priority until the Debt is fully discharged.

2.19 Further Assurances. Borrower shall execute and deliver to Lender such agreements, instruments, documents, financing statements and other writings as may be reasonably requested from time to time by Lender to consummate the transactions contemplated by this Agreement

Article 3

ADDITIONAL PROVISIONS

2.20 Incorporation of Recitals. Each of the Recitals set forth above in this Agreement are true and correct and are incorporated herein by reference.

2.21 Title. In connection with the Transfer, Borrower is not obtaining any title endorsements to Borrower’s owner’s title insurance policy(ies) other than Fairway Endorsements and none of the GIP Borrower Parties, GIP, nor any of the REIT Borrower Parties nor any Person on behalf of GIP Borrower Parties, GIP, nor any of the REIT Borrower Parties has obtained any title updates to Borrower’s owner’s title insurance policy(ies) other than the commitments prepared by Commonwealth Land Title Insurance Company for each of the Properties delivered to Lender.

2.22 Inspections. In connection with the Transfer, none of the GIP Borrower Parties, GIP, nor any of the REIT Borrower Parties nor any Person on behalf of GIP Borrower Parties, GIP, nor any of the REIT Borrower Parties has obtained any type of property inspection report relating to all or any portion of any of the Properties.

2.23 Amendments to Loan Documents.

(a) Guarantor. Upon the Transfer, all references to the “Guarantor” in the Loan Documents shall hereinafter mean and refer to the Operating Partnership.

(b) Restrictions on Transfers. Notwithstanding anything to the contrary in Section 8.1 or 8.5 of the Loan Agreement, without first obtaining Lender’s prior written consent, which consent may be withheld or given in Lender’s sole and absolute discretion:

(1) Borrower shall not, and shall not permit a Transfer (as such term is defined in the Loan Agreement) of Guarantor’s (Digital Realty Trust, L.P.) direct or indirect interest in Borrower, General Partner or Mezzanine Borrower (as such terms are defined in the Loan Agreement);

(2) During the twelve (12) month period following the date of the consummation of the IPO, neither GIP nor any of its Permitted Transferees (as defined below) shall be permitted to make any Transfer(s) of its interest in Guarantor, other than transfers of such interest to: (a) its members, including Ca1PERS (as such term is defined in the Loan Agreement), (b) its other Affiliates (with the consent of the General Partner of Guarantor), or (c) a trust for the benefit of a charitable beneficiary or a charitable foundation to which GIP may have transferred its interest in accordance with the provisions of Section 11.3 of the Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated October 27, 2004 (the “Guarantor Partnership Agreement”) ((a), (b) and (c) collectively, the “Permitted Transferees”), if such Transfer(s) result in GIP and any of its Permitted Transferees collectively owning less than 30% of the outstanding voting partnership interests in Guarantor. In addition, during the twelve (12) month period following the date of the consummation of the IPO, Ca1PERS shall not be permitted to make any Transfer(s) of its interest in GIP or any of its Permitted Transferees if such Transfer(s) result in Ca1PERS owning less than a 30% direct or indirect voting partnership interest in Guarantor (capitalized terms used in this paragraph, if not defined in this Agreement, shall have the meanings ascribed to them in the Guarantor Partnership Agreement); and

(3) A change in the general partner of Guarantor shall not be permitted, provided, however, Transfers of interests in the Guarantor and shares of the REIT shall be permitted without Lender’s consent provided that no change in control of Guarantor and Borrower results from such Transfers.

2.24 OFAC List. The REIT Borrower Parties will not permit the transfer of any interests in the Operating Partnership, Global Marsh Member, Borrower LP, Borrower GP or Borrower to any person or entity (or any beneficial owner of such entity) who is listed on the specially Designated Nationals and Blocked Persons List maintained by the Office of Foreign Asset Control, Department of the Treasury pursuant to Executive Order No. 13224, 66 Fed. Reg. 49079 (Sept. 25, 2001) and/or any other list of terrorists or terrorist organizations maintained pursuant to any of the rules and regulations of Office of Foreign Asset Control, Department of the Treasury or pursuant to any other applicable Executive Orders (such lists are collectively referred to as the “OFAC Lists”). Borrower will not knowingly enter into a lease with any party who is listed on the OFAC Lists. Borrower shall promptly notify Lender if Borrower has knowledge that any of the REIT Borrower Parties is listed on the OFAC Lists or (A) is indicted on or (B) arraigned and held over on charges involving money laundering or predicate crimes to money laundering. Borrower shall promptly notify Lender if Borrower knows that any tenant is listed on the OFAC Lists or (A) is convicted on, (B) pleads nolo contendere to, (C) is indicted on or (D) is arraigned and held over on charges involving money laundering or predicate crimes to money laundering. Borrower further represents and warrants to Lender on behalf of itself and the other REIT Borrower Parties that none of the REIT Borrower Parties (before or after the Transfer) is currently listed on the OFAC Lists.

2.25 Representations and Warranties. No representation or warranty of GIP Borrower Parties made in this Agreement contains any untrue statement of material fact or intentionally omits to state a material fact necessary in order to make such representations and warranties not misleading in light of the circumstances under which they are made. Any breach by Borrower or by any of the other GIP Borrower Parties or any of the REIT Borrower Parties of any of the representations, warranties or covenants set forth herein, after expiration of all applicable notice and cure periods, shall constitute an Event of Default under the Loan Agreement, the Note, the Security Instrument and the other Loan Documents.

2.26 Consent of Lender and Unwinding Transaction. Lender hereby consents to the Transfer subject to the terms of this Agreement. Subject to receiving satisfactory evidence of the consummation of the IPO and the terms of this Agreement, Lender hereby consents to the release of GIP from its obligations under the Guaranty (as defined in Exhibit A attached hereto) and the Environmental Indemnity (as defined in Exhibit A attached hereto) pursuant to the terms of the Joinder of GIP attached hereto. Borrower agrees that this Agreement shall not be deemed an agreement by Lender to consent to any other action in connection with the Loan or the Properties.

Borrower acknowledges and agrees that Lender’s consent is subject to Borrower’s agreement to cause the Operating Partnership to immediately unwind the Transfer (the “Unwinding Transaction”) and transfer back to GIP the Global Member Interests and in connection therewith, to execute and cause GIP or any of the other GIP Borrower Parties and any of the REIT Borrower Parties to execute any and all documents reasonably required by Lender to evidence such Unwinding Transaction in the event that the IPO is not consummated within thirty (30) days from the date hereof (the “IPO Outside Date”). Failure to complete the Unwinding Transaction to the reasonable satisfaction of Lender within thirty (30) days from the IPO Outside Date shall constitute and Event of Default under the Loan Agreement and the other Loan Documents.

2.27 Payment of Fees and Expenses. Simultaneously with or prior to the execution of this Agreement, Borrower shall pay to or shall have paid to Lender (i) a consent fee in the amount of $430,000.00, which is 1.0% of the outstanding principal balance of the Loan; (ii) an administration fee equal to $125.00; (iii) a flood determination fee equal to $15.00; (iv) a credit review fee equal to $100.00; and (vi) an insurance review fee equal to $400.00, each of which are fees for new consideration and are not interest charged in connection with the Loan. Borrower shall also pay at the time of execution of this Agreement the legal fees and expenses of Lender’s counsel, Bilzin Sumberg Baena Price & Axelrod LLP, in connection with the preparation of this Agreement and the transactions contemplated in this Agreement.

2.28 Additional Documents. Contemporaneously with the execution and delivery of this Agreement, and as a material inducement to Lender to enter into this Agreement: (a) GIP shall have executed and delivered to Lender the Joinder attached hereto with respect to the Guaranty and the Environmental Indemnity, (b) the Operating Partnership shall have executed and delivered to Lender a new Guaranty Agreement and a new Environmental Indemnity Agreement in substantially the same forms as the Guaranty Agreement and Environmental Indemnity Agreement executed by Borrower and/or GIP in connection with the origination of the Loan, and (c) such other documents as may be necessary to comply with the terms of this Agreement. On or prior to the consummation of the IPO, Borrower shall cause to be delivered the legal opinions from Borrower’s New York, Maryland and Texas counsel in the forms attached hereto as Exhibit C. Failure to deliver such legal opinions described herein shall constitute an Event of Default under the Loan Agreement and the other Loan Documents.

2.29 References to Loan Documents. All references to the term “Loan Documents” in the Loan Agreement and the other Loan Documents shall hereinafter mean and refer to: (i) the Loan Documents described therein; (ii) this Agreement; and (iii) any and all of the documents now or hereafter executed by Borrower and/or others and by or in favor of Original Lender or Lender, which evidences, secures or guaranties all or any portion of the payments due under the Note or otherwise is executed and/or delivered in connection with the Note, the Loan Agreement, this Agreement or the other Loan Documents. All references herein to the term “Loan Documents” shall mean and refer to the Loan Documents defined herein.

ARTICLE 3

MISCELLANEOUS PROVISIONS

3.1 Relationship with Loan Documents. To the extent that this Agreement is inconsistent with the Loan Documents, this Agreement will control and the Loan Documents will be deemed to modified hereby. Except as modified hereby, the Loan Documents shall remain unchanged and in full force and effect.

3.2 References. All references in the Loan Documents to any of the Loan Documents will be deemed to be references to the Loan Documents, as affirmed by this Agreement.

3.3 No Limitation of Remedies. No right, power or remedy conferred upon or reserved to or by Lender in this Agreement is intended to be exclusive of any other right, power or remedy conferred upon or reserved to or by Lender under this Agreement, the Loan Documents or at law, but each and every remedy shall be cumulative and concurrent, and shall be in addition to each and every other right, power and remedy given under this Agreement, the Loan Documents or now or subsequently existing at law.

3.4 No Waivers. Except as otherwise expressly set forth in this Agreement, nothing contained in this Agreement shall constitute a waiver of any rights or remedies of Lender under the Loan Documents or at law. No delay or failure on the part of any party hereto in the exercise of any right or remedy under this Agreement shall operate as a waiver, and no single or partial exercise of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. No action or forbearance by any party hereto contrary to the provisions of this Agreement shall be construed to constitute a waiver of any of the express provisions. Any party hereto may in writing expressly waive any of such party’s rights under this Agreement without invalidating this Agreement.

3.5 Successors or Assigns. Whenever any party is named or referred to in this Agreement, the heirs, executors, legal representatives, successors, successors-in-title and assigns of such party shall be included. All covenants and agreements in this Agreement shall bind and inure to the benefit of the heirs, executors, legal representatives, successors, successors-in-title and assigns of the parties, whether so expressed or not.

3.6 Construction of Agreement. Each party hereto acknowledges that it has participated in the negotiation of this Agreement and no provision shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured, dictated or drafted such provision. Each party has at all times had access to an attorney in the negotiation of the terms of and in the preparation and execution of this Agreement. Each party has had the opportunity to review and analyze this Agreement for a sufficient period of time prior to execution and delivery. No representations or warranties have been made by or on behalf of Lender, or relied upon by Borrower, pertaining to the subject matter of this Agreement, other than those set forth in this Agreement. All oral statements, representations and warranties, if any, are superseded and merged into this Agreement, which represents the final agreement of the parties with respect to the subject matter herein. All of the terms of this Agreement were negotiated at arm’s length, and this Agreement was prepared and executed without fraud, duress, undue influence or coercion of any kind exerted by any of the parties upon the others. The execution and delivery of this Agreement is the free and voluntary act of Borrower and Lender.

3.7 Invalid Provision to Affect No Others. If, from any circumstances whatsoever, fulfillment of any provision of this Agreement or any related transaction at the time performance of such provision shall be due, shall involve transcending the limit of validity presently prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity. If any clause or provision operates or would prospectively operate to invalidate this Agreement, in whole or in part, then such clause or provision only shall be deemed deleted, as though not contained, and the remainder of this Agreement shall remain operative and in full force and effect.

3.8 Notices. Except as otherwise specifically provided to the contrary, any and all notices, elections, approvals, consents, demands, requests and responses (“Communications”)

permitted or required to be given under this Agreement and the Loan Documents shall be effective if in writing, signed by or on behalf of the party giving the same, and sent by certified or registered mail, postage prepaid, return receipt requested, or by hand delivery or overnight courier service (such as Federal Express), to the party to be notified at the address of such party set forth below or at such other address within the continental United States as such other party may designate by notice specifically designated as a notice of change of address and given in accordance with this Section. Any Communications shall be effective upon the earlier of their receipt or three days after mailing in the manner indicated in this Section. Receipt of Communications shall occur upon actual delivery but if attempted delivery is refused or rejected, the date of refusal or rejection shall be deemed the date of receipt. Any Communications given in accordance with this Section shall be deemed to satisfy all general “notice” provisions contained in the Loan Documents. Any Communication, if given to Lender, must be addressed as follows, subject to change as provided above:

LaSalle Bank National Association, as Trustee

c/o Midland Loan Services, Inc.

CMBS Surveillance Dept.

10851 Mastin, Suite 700, Bldg. 82

Overland Park, Kansas 66210

Re: COMM 2003-FL9; Loan No. 010209703

With a copy to:

Lennar Partners, Inc.

1601 Washington Avenue, Suite 700

Miami Beach, Florida 33139

Attn: Director of Servicing

Re: COMM 2003-FL9; Loan No. 010209703

and, if given to Borrower (before or after the Transfer), must be addressed as follows, notwithstanding any other address set forth in the Loan Documents to the contrary, subject to change as provided above:

Global Marsh Property Owner, LP

2730 Sand Hill Road, Suite 280

Menlo Park, California 94025

Attn: Mr. Richard Magnuson and Mr. Michael Foust

Telephone:(650) 233-3610

Facsimile:(650) 233-3601

With a courtesy copy to:

Latham & Watkins

633 West Fifth Street, Suite 4000

Los Angeles, CA 90071-2007

Attn: Martha Jordan

Telephone: 213-485-1234

Facsimile: 213-891-8763

3.9 Governing Law. The provisions of Section 19.3 of the Loan Agreement are hereby incorporated into this Agreement.

3.10 Headings; Exhibits. The headings of the articles, sections and subsections of this Agreement are for the convenience of reference only, are not to be considered a part of this Agreement and shall not be used to construe, limit or otherwise affect this Agreement.

3.11 Modifications. The terms of this Agreement may not be changed, modified, waived, discharged or terminated orally, but only by an instrument or instruments in writing, signed by the party against whom the enforcement of the change, modification, waiver, discharge or termination is asserted.

3.12 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute one and the same instrument.

3.13 WAIVER OF JURY TRIAL. EACH OF LENDER AND BORROWER AND ALL PERSONS CLAIMING BY, THROUGH OR UNDER THEM, HEREBY EXPRESSLY, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT, THE SECURITY INSTRUMENT, THE NOTE OR ANY OTHER LOAN DOCUMENT, INCLUDING, WITHOUT LIMITATION, ANY PRESENT OR FUTURE MODIFICATION THEREOF OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, THE SECURITY INSTRUMENT, THE NOTE OR ANY OTHER LOAN DOCUMENT (AS NOW OR HEREAFTER MODIFIED) OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION IS NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH OF LENDER AND BORROWER HEREBY AGREES AND CONSENTS THAT AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION MAY BE FILED WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT HERETO TO THE WAIVER OF ANY RIGHT TO TRAIL BY JURY. EACH OF LENDER AND BORROWER ACKNOWLEDGES THAT IT HAS CONSULTED WITH LEGAL COUNSEL REGARDING THE MEANING OF THIS WAIVER AND ACKNOWLEDGES THAT THIS WAIVER IS AN ESSENTIAL INDUCEMENT FOR CONSENTING TO THE TRANSFER. THIS WAIVER SHALL SURVIVE THE REPAYMENT OF THE LOAN.

[NO FURTHER TEXT APPEARS ON THIS PAGE; SIGNATURE PAGES FOLLOW]

The parties have executed and delivered this Agreement as of the day and year first above written.

LENDER, LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE BENEFIT OF THE HOLDERS OF COMM 2003 FL-9 COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES By: Lennar Partners, Inc., as attorney-in-fact

By:	/s/ Randolph J. Wolpert
Randolph J. Wolpert, Vice President

STATE OF FLORIDA	)
) SS.:
COUNTY OF MIAMI-DADE	)

This instrument was acknowledged before me, a notary public this 27th day of October 2004, by Randolph J. Wolpert, as Vice President of Lennar Partners, Inc., a Florida corporation, on behalf of said corporation as attorney-in-fact for LASALLE BANK NATIONAL

ASSOCIATION, AS TRUSTEE FOR THE BENEFIT OF THE HOLDERS OF COMM 2003 FL-9 COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES, on behalf of the trust. He is personally known to me or has produced a driver’s license as identification.

/s/ Ciney Torres
Notary Public
My Commission Expires:

[Seal]

SIGNATURES CONTINUE ON NEXT PAGE

(PRIOR TO COMPLETION OF THE TRANSFER):

BORROWER GLOBAL MARSH PROPERTY OWNER, L.P., a Texas limited liability partnership

By:	Global Marsh General Partner, LLC, a Delaware limited liability company, its general partner

	By:	Global Marsh Member, LLC, a Delaware limited liability company, its member

		By:	Global Innovation Partners, LLC, a Delaware limited liability company, its member

			By:	Global Innovation Manager, LLC, a Delaware limited liability company, its manager

By:
Name:
Title:

STATE OF ____________	)
) SS:
COUNTY OF __________	)

On this              day of             , 2004, before me, the undersigned, a Notary Public in and for said state, personally appeared             , personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her/their capacity(ies), and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public

(NOTARIAL SEAL)

My Commission Expires:

(AFTER the COMPLETION OF THE TRANSFER):

BORROWER GLOBAL MARSH PROPERTY OWNER, L.P., a Texas limited liability partnership

By:	Global Marsh General Partner, LLC, a Delaware limited liability company, its general partner

	By:	Global Marsh Member, LLC, a Delaware limited liability company, its member

		By:	Digital Realty Trust, L.P., a Maryland limited partnership, its member

			By:	Digital Realty Trust, Inc., a Maryland real investment trust, its general partner

By:
Name:
Title:

STATE OF ____________	)
) SS:
COUNTY OF __________	)

On this              day of             , 2004, before me, the undersigned, a Notary Public in and for said state, personally appeared             , personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her/their capacity(ies), and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public

(NOTARIAL SEAL)

My Commission Expires: